UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 2, 2013

Allied World Assurance Company Holdings, AG
__________________________________________
(Exact name of registrant as specified in its charter)

Switzerland	001-32938	98-0681223
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Lindenstrasse 8, Baar/Zug, Switzerland		6340
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	+41-41-768-1080

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07. Submission of Matters to a Vote of Security Holders.

Allied World Assurance Company Holdings, AG (the “Company”) held its 2013 Annual General Meeting of Shareholders on May 2, 2013. The Company’s shareholders considered the following proposals, each of which is described in greater detail in the Company’s definitive proxy statement dated March 18, 2013.

Proposal 1 Election of Directors

The Company’s shareholders elected the following three Class III Directors to hold office until the Company’s Annual Shareholder Meeting in 2016:

	For	Against	Abstain	Broker Non-Votes
Barbara T. Alexander	26,047,211	2,428,328	138,648	1,923,842
Scott Hunter	28,062,911	412,296	138,980	1,923,842
Patrick de Saint-Aignan	28,395,061	80,446	138,680	1,923,842

Proposal 2 Advisory Vote on Named Executive Officer Compensation

The Company’s shareholders approved an advisory vote on the Company’s named executive officer compensation.

For	Against	Abstain	Broker Non-Votes
27,989,215	448,707	176,265	1,923,842

Proposal 3 Approval of the Company’s Annual Report and Financial Statements

The Company’s shareholders approved the Company’s 2012 Annual Report and its consolidated financial statements and audited statutory financial statements for the year ended December 31, 2012.

For	Against	Abstain
30,085,542	5,006	447,481

Proposal 4 Approval of Retention of Disposable Profits

The Company’s shareholders approved the retention of disposable profits.

For	Against	Abstain
30,277,320	12,500	248,209

Proposal 5 Approval of Dividend Payments

The Company’s shareholders approved the payment of dividends to the Company’s shareholders from general legal reserve from capital contributions.

For	Against	Abstain
30,289,801	6,667	241,561

Proposal 6 Approval of Cancellation of Treasury Shares

The Company’s shareholders approved an amendment to the Articles of Association to reduce the Company’s share capital and eliminate its participation capital through the cancellation of a portion of shares held in treasury.

For	Against	Abstain
30,398,801	16,614	122,673

Proposal 7 Election of Auditors

The Company’s shareholders elected Deloitte & Touche Ltd. as the Company’s independent auditor and Deloitte AG as the Company’s statutory auditor, each to serve until the Company’s Annual Shareholder Meeting in 2014.

For	Against	Abstain
30,301,116	121,345	115,568

Proposal 8 Election of Special Auditor

The Company’s shareholders elected PricewaterhouseCoopers AG as the Company’s special auditor to serve until the Company’s Annual Shareholder Meeting in 2014.

For	Against	Abstain
30,381,119	41,310	115,600

Proposal 9 Approval of Granting a Discharge

The Company’s shareholders approved a discharge to the Company’s Board and executive officers from liabilities for their actions during the year ended December 31, 2012.

For	Against	Abstain	Broker Non-Votes
28,159,722	64,908	389,557	1,923,842

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allied World Assurance Company Holdings, AG

May 6, 2013	By:	/s/ Wesley D. Dupont

Name: Wesley D. Dupont
Title: Executive Vice President & General Counsel